SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                             FORM 8-K
                          CURRENT REPORT





             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) August 2, 1999
                                                ________________

                         CLIMACHEM, INC.
      _____________________________________________________
      (Exact name of registrant as specified in its charter)



    Oklahoma                                    73-1528549
 ________________       ________________       _____________
 (State or other        (Commission File       (IRS Employer
 jurisdiction of            Number)            Identification No.)
  incorporation)


16 South Pennsylvania Avenue, Oklahoma City, Oklahoma     73107
_____________________________________________________    ________
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code  (405) 235-4546
                                                  _________________

                          Not applicable
  ____________________________________________________________
  (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets.
         ____________________________________
     On August 2, 1999, ClimaChem, Inc. (the "Company") consummated the sale by the Company's wholly owned subsidiaries, Total Energy Systems, Ltd. ("TES"), TES Mining Services Pty Ltd. ("TES Mining"), Total Energy Systems (International) Pty Ltd. ("TES International"), and Total Energy Systems (NZ) Limited ("TES NZ") (collectively, the "TES Subsidiaries") of substantially all the assets of the TES Subsidiaries to Quantum Explosives ("Quantum"), a subsidiary of Thiess Contractors Pty Limited pursuant to the terms of an Asset Purchase Agreement, dated as of May 7, 1999, and amended June 30, 1999 (the "Asset Purchase Agreement"). The TES Subsidiaries were engaged in the business of manufacturing and supplying bulk and package explosives and blasting agents and other products and services to the mining, quarrying, civil engineering and other industries in Australia, New Zealand, and elsewhere. The Company is a wholly owned subsidiary of LSB Industries, Inc.

     Under the terms of the Asset Purchase Agreement, Quantum purchased all of the plant, equipment, intellectual property, inventory, material contracts, and leases relating to the TES Subsidiaries' business. All of the TES Subsidiaries' accounts receivables (approximately $2.6 million) and trade payables (approximately $1.9 million) were retained by the TES Subsidiaries. The purchase price paid by Quantum under the Asset Purchase Agreement was $11.6 million. The purchase price was determined at closing based on the following: the book value of the inventory and fixed assets, less approximately $650,000 for certain environmental contingencies. The purchase price was paid as follows: $9.8 million in cash, debt assumed of $1.1 million, and an approximately $.7 million holdback to be paid within 21 days following the date of the closing, subject to the final determination of the book value of the TES Subsidiaries' inventory. Approximately $6.4 million of the cash received was used by TES to repay certain indebtedness to its primary lender, the Bank of New Zealand, Australia.

     The sale of the TES Subsidiaries' business pursuant to the Asset Purchase Agreement resulted in a loss to the Company of approximately $2 million. However, the sale of the TES Subsidiaries will eliminate from the Company's future performance the losses incurred by the TES Subsidiaries, which are currently approximately $3 million per annum.

Item 7.   Financial Statements and Exhibits.           Page No.
          _________________________________            ________

     (a)  Financial Statements - not applicable.

     (b)  Pro Forma Financial Information.               P-1

          Pro Forma Consolidated Balance Sheet
             (Unaudited) as of March 31, 1999            P-2

          Pro Forma Consolidated Statement of
             Operations (Unaudited) for the
             three months ended March 31, 1999           P-4

          Pro Forma Consolidated Statement of
             Operations (Unaudited) for the year
             ended December 31, 1998                     P-5

          Notes to Pro Forma Consolidated Financial
             Statements (Unaudited)                      P-6

     (c)  Exhibits.

          2.1 Asset Purchase Agreement, dated as of May 7, 1999, between Quantum Explosives Pty Ltd., Total Energy Systems, Ltd., TES Mining Services Pty Ltd., Total Energy Systems (International) Pty. Ltd., and Total Energy Systems (NZ) Ltd. The Asset Purchase Agreement is attached as Exhibit 10.1 to LSB Industries, Inc.'s Form 10-Q for the quarter ended March 31, 1999, and is incorporated herein by reference. CERTAIN INFORMATION WITHIN THIS EXHIBIT HAS BEEN OMITTED AS IT IS THE SUBJECT OF COMMISSION ORDER CF #8162, DATED JUNE 9, 1999, GRANTING A REQUEST FOR CONFIDENTIAL TREATMENT UNDER THE FREEDOM OF INFORMATION ACT AND THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

          2.2  Variation to Asset Purchase Agreement, dated
               June 30, 1999, between Quantum Explosives Pty Ltd., Total Energy Systems, Ltd., TES Mining Services Pty Ltd., Total Energy Systems (International) Pty. Ltd., and Total Energy Systems (NZ) Ltd., which is attached as Exhibit 2.2 to LSB Industries, Inc.'s Current Report on Form 8-K, dated August 2, 1999, and is incorporated herein by reference.

          99.1 Press release, dated August 3, 1999, which is attached as Exhibit 2.3 to LSB Industries, Inc.'s
               Current Report on Form 8-K, dated August 2, 1999, and is incorporated herein by reference.

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: August 17, 1999.

                              CLIMACHEM, INC.


                              By: /s/ Tony M. Shelby
                                 __________________________________
                                 Tony M. Shelby
                                 Senior Vice President and
                                 Chief Financial Officer




































A-C\CLIMACHEM\8K\8K0899

                         CLIMACHEM, INC.
            UNAUDITED PRO FORMA FINANCIAL INFORMATION
                         August 17, 1999


     On May 7, 1999, Total Energy Systems Limited and its subsidiaries ("TES") entered into an agreement to sell substantially all the assets of TES. Under the agreement, TES retains all of its liabilities, except liabilities for the financing of certain property and equipment, and will liquidate such liabilities retained from the proceeds of the sale and from the collection of its accounts receivables which were retained by TES (collectively, the "Transactions").

     The accompanying unaudited pro forma consolidated balance sheet as of March 31, 1999 gives effect to the Transactions involving the Company's wholly owned Australian subsidiary, Total
Energy Systems, Limited, as if they had occurred on March 31, 1999.

     The accompanying unaudited consolidated statements of operations for the year ended December 31, 1998 and the three months ended March 31, 1999 give effect to the sale and realization of the assets of TES as if the Transactions had occurred as of January 1, 1998. Such unaudited pro forma consolidated financial information has been prepared based on estimates and assumptions deemed by the Company to be appropriate and does not purport to be indicative of the financial position or results of operations which may actually be obtained in the future. Future results may vary significantly from the results reflected in the unaudited pro forma consolidated statements of operations of the Company and its other retained subsidiaries due to general economic conditions and other factors.

     The pro forma consolidated financial information should be read in conjunction with the Company's historical financial statements and Management's Discussion and Analysis of Financial Condition and Results of Operations in the Company's Annual Report on Form 10-K for the year ended December 31, 1998 and Quarterly report on Form 10-Q for the three months ended March 31, 1999.

                         CLIMACHEM, INC.
          UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                          March 31, 1999
                          (In thousands)

                                                  Pro Forma
                                    Historical   Adjustments     Pro Forma
                                    __________   ___________     _________
                              ASSETS
                             _______
CURRENT ASSETS
Cash and cash equivalents            $     289                    $    289
Trade accounts receivable, net          44,076    ($3,532)  (5)     40,544
Inventories                             38,550     (8,900)  (1)     29,650
Supplies and prepaid items               7,982        (94)  (5)      7,888
Income tax receivable                    2,100                       2,100
Current deferred income taxes            1,338                       1,338
Due from LSB and affiliates, net         2,234                       2,234
                                    __________   __________       ________
         Total current assets           96,569     (12,526)         84,043

Plant, property and equipment,
   at cost                            147,958       (8,254)        139,704
Less accumulated depreciation
  and amortization                     63,620       (3,564)         60,056
                                   __________    __________       ________
                                       84,338       (4,690)  (1)    79,648
Notes receivable from LSB and
  affiliates                           13,443                       13,443
Other assets, net                      11,267                       11,267
                                   __________    __________        ________
                                     $205,617     ($17,216)       $188,401
                                   ==========    ==========        ========

               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES

Accounts payable                   $  15,865      ($1,213)  (5)    $14,652
Accrued liabilities                   11,691       (2,176)  (5)      9,515
Current portion of long-term debt     10,926       (6,626)  (1)      4,300
                                  __________    __________        ________

     Total current liabilities        38,482      (10,015)           28,467

Long-term debt                       134,626       (6,301)(1)(2)    128,325

Deferred income taxes                  9,680                          9,680

STOCKHOLDERS' EQUITY
Common stock, $.10 par value;
   500,000 shares authorized,
   10,000 shares issued                    1                              1


                                  P-2

Capital in excess of par value        12,652                         12,652
Accumulated other comprehensive loss  (1,337)        1,337  (3)           0
Retained earnings                     11,513        (2,237)(3)(4)     9,276
                                  __________     __________        ________

       Total stockholders' equity     22,829          (900)          21,929
                                  __________      __________       ________
                                    $205,617      ($17,216)        $188,401
                                  ==========      ==========       ========

                     See accompanying notes.

                         CLIMACHEM, INC.
     UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                Three Months ended March 31, 1999
                         (In Thousands)


                                                  Pro Forma
                                    Historical   Adjustments     Pro Forma
                                    __________   ___________     _________
REVENUES
Net sales                             $60,229       ($2,868) (6)   $57,361
Other income                             (278)          102  (6)      (176)
                                    _________    ___________      _________
                                       59,951        (2,766)         57,185

COSTS AND EXPENSES
Cost of sales                          47,171        (3,026)  (6)    44,145
Selling general and administrative     10,602          (585)  (6)    10,017
Interest                                3,279          (227) (6)(7)   3,052
                                   __________    ___________      _________
                                       61,052        (3,838)         57,214
                                   __________    ___________      _________

Loss before provision for income
  taxes                                (1,101)        1,072             (29)

Provision for income taxes                 50                            50
                                   __________    ___________      _________

Net loss                              ($1,151)       $1,072            ($79)
                                   ==========    ===========      =========








                     See accompanying notes.

                         CLIMACHEM, INC.
     UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                   Year ended December 31, 1998
                         (In Thousands)




                                                  Pro Forma
                                    Historical   Adjustments     Pro Forma
                                    __________   ___________     _________
REVENUES
Net sales                            $255,730      ($14,184) (6)   $241,546
Other income                            1,468           (11) (6)      1,457
                                   __________   ___________       _________
                                      257,198       (14,195)        243,003

COSTS AND EXPENSES
Cost of sales                         205,148       (14,426)  (6)   190,722
Selling general and administrative     40,283        (2,189)  (6)    38,094
Interest                               13,944          (954) (6)(7)  12,990
                                   __________    ___________      _________
                                      259,375       (17,569)        241,806
                                   __________    ___________      _________

Income (loss) before provision for
  income taxes                        (2,177)         3,374           1,197

Provision for income taxes               392                            392
                                  __________     ___________       _________

Net income (loss)                    ($2,569)        $3,374            $805
                                  ==========     ===========       =========









                     See accompanying notes.

                         CLIMACHEM, INC.
  NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


Unaudited Pro Forma Consolidated Balance Sheet
______________________________________________

(1)  To eliminate inventory and net property, plant and equipment
     ("PP&E") sold; the related PP&E debt financing assumed by the purchaser; and, to apply cash proceeds to reduce the revolving credit bank debt of the Australian subsidiaries.

(2) To apply cash proceeds from the sale and realization of the Australian subsidiary's assets to reduce the indebtedness of the Company.

(3)  To eliminate the cumulative transaction adjustment.

(4) To recognize the loss on sale of the assets of the Australian subsidiary including the recognition of the foreign currency translation loss related thereto.

(5) To reflect the realization of assets and liquidation of liabilities retained.

Unaudited Pro Forma Consolidated Statement of Operations
________________________________________________________

(6) To eliminate the results of operations of TES included in the Company's consolidated financial statements.

(7) To recognize the interest reduction on debt required to be retired with the net cash proceeds received by the Company.